CMA

CMA PENNSYLVANIA
MUNICIPAL MONEY FUND






Semi-Annual Report

September 30, 1999


MERRILL LYNCH BULL LOGO




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.






CMA Pennsylvania
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper


TO OUR SHAREHOLDERS:

For the six-month period ended September 30, 1999, CMA Pennsylvania Municipal Money Fund paid shareholders a net annualized yield of 2.62%.* As of September 30, 1999, the Fund's 7-day yield was 3.04%.

Economic Environment
During the six-month period ended September 30, 1999, the commonwealth of Pennsylvania's economy moderated somewhat. This is evident by the commonwealth's most recent Business Outlook Survey, which reported continued growth in the manufacturing sector, but reflected a mixed picture about the rate of growth. For example, the general activity index increased to 17.6 in September from 12.0 in August and the current employment index rose 3.5 points to 9.9. Conversely, most other indicators suggest moderating growth and lack of pricing power with the current new orders and shipment indexes falling from levels in the previous month. In addition, the current prices paid index remained virtually unchanged, increasing from 11.5 in August to 11.8 in September. Lastly, the future activity index, which reflects firm expectations for the next six months, declined markedly from +11.4 to -8.2.

However, the commonwealth's finances continue to remain in good shape with fiscal year General Fund collections totaling $19.2 billion, $772.4 million or 4.2% above estimates. Personal income and corporate tax collections also continue to be strong. By June 30, 1999, Pennsylvania collected $6.7 billion in personal income taxes, 4.7% above estimates.

As a result of the commonwealth's strong finances, Governor Ridge signed into law $221.8 million in tax cuts, which includes the elimination of state income tax for thousands of working families. For example, under the new tax cut a family of four earning less than $25,000 will pay zero state income tax, saving them $700 annually. This is a $57.1 million tax cut that will benefit more than 370,000 taxpayers this year. In addition, the commonwealth will eliminate the homeowner tax, which will save residents who sell their homes an estimated $30 million in 1999. As a result of these tax cuts just signed into law, Pennsylvania now stands as the most generous state in the nation for cutting income taxes of working families over the past year. Finally, in order to promote job creation in some of Pennsylvania's most distressed communities, legislators have authorized $5 million to create 12 Keystone Opportunity Zones. These zones would eliminate all state and local taxes in hopes of enticing employers to locate there.

Investment Strategy
During the six-month period ended September 30, 1999, the persistent strength of the US economy continued to fuel an already volatile interest rate environment. We began the period building on our relatively bearish position by reinvesting the proceeds of maturing tax-exempt commercial paper into variable rate products. We did this in an effort to take advantage of the higher yields that were expected in April and May as a result of cash outflows during tax time. This strategy benefited the Fund as yields on one-year fixed rate issues averaged 3.15% compared to yields on variable rate products, which averaged 3.60%.

Moreover, during this time low inflation expectations and a lack of fixed-rate products made it unattractive to extend the portfolio's average maturity significantly. As May ended, a string of economic data pointing to the presence of inflationary pressures caused concern of higher interest rates. These factors combined with comments made by Federal Reserve Board Chairman Alan Greenspan caused yields on US Treasury securities to rise significantly as expectations of tighter monetary policy increased. For example, the yield on the one-year Treasury note, which began the period at 4.70% rose to 5.20% by late June, an increase of 50 basis points (0.50%). On June 30, 1999, the Federal Reserve Board tightened monetary policy by raising the Federal Funds rate from 4.75% to 5.00%. As a result, yields on one-year tax-exempt paper rose approximately 25 basis points (0.25%) to 3.50%. Given our bearish position, as well as a meager June inflation report and the need to replace maturing notes, we purchased some one-year issues. The bulk of tax-exempt fixed rate supply expected during late summer and ongoing inflationary concerns expressed by the Federal Reserve Board Chairman kept our strategy in place. For the six-month period ended September 30, 1999, the commonwealth of Pennsylvania's issuance totaled $1.1 billion, an increase from the $326.2 million issued during the previous six-month period.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

As the period came to an end, the relentless strength of the domestic economy heightened expectations of tighter monetary policy even though inflation remained relatively benign. During this time, we chose to adapt a somewhat bullish investment strategy. The basis for this strategy was twofold. First, comments made by the Federal Reserve Board Chairman after the second interest rate hike were not as negative as those made following the previous tightening. Second, the expectation of tighter monetary policy, combined with traditional issuance of cash flow notes in August and September, caused yields on fixed rate paper to become more attractive, thus providing a valuable opportunity to take a more aggressive stance. As a result, our strategy allowed the Fund to perform on average compared to its peer group during the period, as measured by IBC Financial Data.

In Conclusion
We thank you for your support of CMA Pennsylvania Municipal Money
Fund, and we look forward to serving your investment needs in the future.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Darrin J. SanFillippo)
Darrin J. SanFillippo
Vice President and Portfolio Manager



November 5, 1999



CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999                                                       (IN THOUSANDS)
                     Face                                                                                         Value
State               Amount                                  Issue                                               (Note 1a)
Pennsylvania--      $11,000   ABN Amro Munitops Certificates Trust, VRDN, Series 1998-28, 3.55% due
96.1%                         4/05/2006 (e)                                                                   $   11,000
                      8,665   Allegheny County, Pennsylvania, Hospital Development Authority Revenue
                              Bonds (South Hills Health System), CP, 3.15% due 3/31/2000                           8,665
                              Allegheny County, Pennsylvania, IDA, Revenue Bonds (Unitel Mobile Video
                              Project), VRDN, AMT (e):
                      1,000       3.80% due 7/01/2009                                                              1,000
                      3,500       Series B, 3.80% due 7/01/2009                                                    3,500
                      8,800   Allegheny County, Pennsylvania, IDA, Revenue Refunding Bonds (Commercial
                              Development-Parkway Center Project), VRDN, Series A, 3.80% due 5/01/2009 (e)         8,800
                     10,400   Beaver County, Pennsylvania, IDA, Environmental Improvement Recreation
                              Revenue Bonds (BASF Corporation Project), VRDN, AMT, 4.10% due
                              9/01/2032 (e)                                                                       10,400
                      2,880   Beaver County, Pennsylvania, IDA, IDR (Standard Steel Specialty), VRDN, 3.95%
                              due 12/03/2007 (e)                                                                   2,880
                      4,000   Beaver County, Pennsylvania, IDA, PCR, Refunding (Atlantic Richfield Project),
                              VRDN, 3.75% due 12/01/2020 (e)                                                       4,000
                      6,263   Bedford County, Pennsylvania, IDA, Revenue Bonds (Defiance Metal Products),
                              VRDN, 4% due 2/01/2011 (e)                                                           6,263
                      1,830   Berks County, Pennsylvania, IDA, IDR (Valley Forge Flag Company, Inc. Project),
                              VRDN, AMT, Series A, 3.95% due 9/01/2006 (e)                                         1,830
                      1,400   Boyertown, Pennsylvania, Area School District, TRAN, 3.75% due 6/30/2000             1,401
                      2,175   Bucks County, Pennsylvania, IDA, Revenue Bonds (Dunmore Corp. Project),
                              VRDN, 4% due 9/01/2012 (e)                                                           2,175
                      6,250   Bucks County, Pennsylvania, TRAN, 2.90% due 12/15/1999                               6,250
                              Carbon County, Pennsylvania, IDA, Resource Recovery Revenue Bonds (Panther
                              Creek Partners), CP, AMT:
                      6,000       Series A, 3.40% due 10/08/1999                                                   6,000
                      8,900       Series A, 3.65% due 11/12/1999                                                   8,900
                      7,000       Series B, 3.40% due 10/21/1999                                                   7,000
                      1,550   Central Dauphin, Pennsylvania, School District, GO, Refunding, Series A, 5% due
                              6/01/2000 (d)                                                                        1,568
                      3,000   Coatsville, Pennsylvania School District, TRAN, 4% due 6/30/2000                     3,009
                      1,665   Crawford County, Pennsylvania, IDA (Heatrix Inc. Project), VRDN, AMT,
                              Series A, 3.95% due 11/01/2017 (e)                                                   1,665
                              Cumberland County, Pennsylvania, Municipal Authority, College Revenue Bonds
                              (Dickinson College), CP:
                      2,000       Series A, 2.95% due 11/01/1999                                                   2,000
                      4,750       Series B, 2.95% due 11/01/1999                                                   4,750
                      2,260   Dauphin County, Pennsylvania, General Authority Revenue Bonds, Series 1,
                              3.85% due 6/01/2000 (a)                                                              2,260
                      4,640   Dauphin County, Pennsylvania, General Authority, Revenue Refunding Bonds
                              (School District Pooled Financing Program II), VRDN, 3.85% due 9/01/2032 (a)(e)      4,640
                      5,000   Dauphin County, Pennsylvania, IDA, Revenue Bonds (Interconnection System
                              Project), VRDN, AMT, 3.95% due 1/01/2014 (e)                                         5,000


Portfolio Abbreviations for CMA Pennsylvania Municipal Money Fund

AMT         Alternative Minimum Tax (subject to)
CP          Commercial Paper
FLOATS      Floating Rate Securities
GO          General Obligation Bonds
HFA         Housing Finance Agency
IDA         Industrial Development Authority
IDR         Industrial Development Revenue Bonds
MSTR        Municipal Securities Trust Receipts
PCR         Pollution Control Revenue Bonds
TAN         Tax Anticipation Notes
TRAN        Tax Revenue Anticipation Notes
UPDATES     Unit Price Demand Adjustable Tax-Exempt
            Securities
VRDN        Variable Rate Demand Notes



CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999 (CONTINUED)                                             (IN THOUSANDS)
                     Face                                                                                         Value
State               Amount                                  Issue                                               (Note 1a)
Pennsylvania        $ 2,000   Delaware County, Pennsylvania, Authority Revenue Bonds (Widener University
(continued)                   Inc.), VRDN, 3.85% due 7/01/2014 (e)                                            $    2,000

                      2,500   Delaware County, Pennsylvania, IDA, PCR (BP Oil Inc. Project), UPDATES, VRDN,
                              4% due 12/01/2009 (e)                                                                2,500
                     10,000   Eagle Tax-Exempt Trust, Beaver County, Pennsylvania, VRDN, Series 95-3503,
                              3.84% due 10/01/2020 (e)                                                            10,000
                              Eagle Tax-Exempt Trust, Pennsylvania, GO:
                      4,300       Series 94-3803, 3.50% due 1/25/2000                                              4,300
                      5,940       Series 96C-3801, 3.50% due 1/25/2000                                             5,940
                      6,080   Eagle Tax-Exempt Trust, Pennsylvania, HFA, Series 94C-3801, 3.50% due
                              1/25/2000                                                                            6,080
                      3,310   East Hempfield Township, Pennsylvania, IDA, Revenue Bonds (Steckel Printing
                              Inc.), VRDN, AMT, 3.95% due 2/01/2013 (e)                                            3,310
                              Emmaus, Pennsylvania, General Authority Revenue Bonds, VRDN (e):
                     14,800       3.80% due 12/01/2028 (b)                                                        14,800
                     10,000       Series D, 3.85% due 3/01/2024                                                   10,000
                      3,250   Erie County, Pennsylvania, IDR, Refunding (Reed Manufacturing Corp. Project),
                              VRDN, 3.95% due 6/01/2006 (e)                                                        3,250
                      4,500   Erie County, Pennsylvania, TRAN, 3.65% due 12/30/1999                                4,506
                      6,850   Fayette County, Pennsylvania, IDA, IDR (Dynamic Materials Corp. Project),
                              VRDN, 4% due 9/01/2013 (e)                                                           6,850
                      2,000   Geisinger Authority, Pennsylvania, Health System Revenue Refunding Bonds
                              (Penn State-Geisinger Health), VRDN, Series B, 3.95% due 8/15/2028 (e)               2,000
                      4,655   Greene County, Pennsylvania, IDA, Revenue Bonds (Manufacturing
                              Facilities-Kyowa America), VRDN, AMT, Series D, 3.95% due 7/01/2014 (e)              4,655
                     13,000   Indiana County, Pennsylvania, IDA, PCR, Refunding (Conemaugh Project),
                              VRDN, AMT, Series A, 3.75% due 6/01/2027 (e)                                        13,000
                      6,500   Iroquois, Pennsylvania, School District, GO, 4.50% due 6/01/2000                     6,532
                      2,900   Jeanette, Pennsylvania, Health Services Authority, Hospital Revenue Bonds
                              (Jeannette District Memorial Hospital), VRDN, Series B, 3.85% due
                              11/01/2018 (e)                                                                       2,900
                      6,390   Lackawanna County, Pennsylvania, GO, MSTR, VRDN, Series SGB-38, 3.88% due
                              9/15/2020 (e)                                                                        6,390
                              Lancaster, Pennsylvania, IDA, Revenue Bonds (Kalas Manufacturing Inc. Project),
                              VRDN, AMT (e):
                      1,945       Series A, 4% due 10/01/2004                                                      1,945
                      1,565       Series B, 4% due 10/01/2004                                                      1,565
                      1,600   Lehigh County, Pennsylvania, General Purpose Authority Revenue Bonds
                              (Lehigh Valley Hospital), VRDN, Series A, 3.90% due 7/01/2028 (a)(e)                 1,600
                      4,000   Monroe County, Pennsylvania, IDA, Revenue Refunding Bonds (UTD Steel
                              Enterprises Project), VRDN, AMT, Series A, 3.95% due 9/01/2013 (e)                   4,000
                        765   Montgomery County, Pennsylvania, GO, VRDN, 3.80% due 11/15/2001 (e)                    765
                      1,700   Montgomery County, Pennsylvania, IDA, Revenue Bonds, Pollution Control
                              (Merck & Co. Inc. Project), FLOATS, VRDN, 4.25% due 10/01/2017 (e)                   1,700
                      3,500   Montgomery County, Pennsylvania, IDA, Revenue Refunding Bonds (Commercial
                              Development-Valley Forge Plaza), VRDN, 3.80% due 12/01/2013 (e)                      3,500
                      3,850   Montour County, Pennsylvania, IDA, PCR (Merck & Co. Inc. Project), FLOATS,
                              VRDN, Series A, 4% due 10/01/2003 (e)                                                3,850
                      3,365   Moon, Pennsylvania, IDA, Commercial Development (One Thorn Run Center
                              Project), VRDN, Series A, 3.80% due 11/01/2015 (e)                                   3,365
                              Northampton County, Pennsylvania, Higher Education Authority Revenue Bonds:
                      2,615       (College Funding-Lafayette), 1st Series, 3.75% due 11/30/1999                    2,618
                      4,500       (Lafayette College), VRDN, Series A, 3.85% due 11/01/2028 (e)                    4,500



CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999 (CONTINUED)                                             (IN THOUSANDS)
                     Face                                                                                         Value
State               Amount                                  Issue                                               (Note 1a)
Pennsylvania                  Northampton County, Pennsylvania, IDA, Revenue Bonds, VRDN, AMT (e):
(continued)         $ 3,570       (Manufacturing Facilities-MCS Industries Inc.), 3.95% due 6/01/2012         $    3,570
                      4,150       (Reale Association Project), 3.95% due 4/01/2012                                 4,150
                              Pennsylvania Economic Development Financing Authority, Economic
                              Development Revenue Bonds:
                        400       CP, Series B-4, 3.95% due 12/01/1999                                               400
                      4,600       VRDN, AMT, Series D-7, 3.95% due 8/01/2022 (e)                                   4,600
                      1,600       VRDN, AMT, Series F-5, 3.95% due 12/01/2006 (e)                                  1,600
                      3,100       VRDN, (Gutchess Hardwoods Inc. Project), Series B, 3.65% due 4/01/2005           3,100
                        925       VRDN, (Wendt Dunning Co. Project), AMT, 3.90% due 9/01/2010 (e)                    925
                      4,670   Pennsylvania Economic Development Financing Authority, Exempt Facilities
                              Revenue Bonds (Approved Solid Waste Projects), AMT, 3.25% due 12/15/1999             4,670
                              Pennsylvania Energy Development Authority Revenue Bonds, VRDN, AMT (e):
                      5,150       (B&W Ebensburg Project), 3.75% due 12/01/2011                                    5,150
                     14,000       (Piney Creek), Series A, 3.75% due 12/01/2011                                   14,000
                        900       (Piney Creek), Series C, 3.75% due 12/01/2011                                      900
                      3,500   Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue
                              Refunding Bonds (Philadelphia Funding Program), 4.50% due 6/15/2000 (d)              3,530
                              Pennsylvania State, GO:
                      2,500       First Series, 5% due 5/01/2000                                                   2,526
                      6,025       Second Series, 5% due 11/15/1999 (a)                                             6,037
                              Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue
                              Bonds, VRDN, AMT (e):
                      3,100       Series A, 3.90% due 1/01/2018                                                    3,100
                     16,000       Series A, 3.95% due 3/01/2027                                                   16,000
                      1,800       Series C, 3.90% due 7/01/2018                                                    1,800
                      3,300   Pennsylvania State Higher Educational Facilities Authority, College and
                              University Revenue Bonds (Pennsylvania College of Optometry), VRDN, 3.80%
                              due 3/01/2026 (e)                                                                    3,300
                              Pennsylvania State Higher Educational Facilities Authority Revenue Bonds
                              (Association of Independent Colleges and Universities), CP:
                      5,000       Series C-4, 4% due 11/01/1999                                                    5,004
                      7,000       Series D-5, 3.75% due 5/01/2000                                                  7,022
                              Pennsylvania State Higher Educational Facilities Authority, Revenue Refunding
                              Bonds (Carnegie Mellon University), VRDN (e):
                     11,800       Series A, 3.90% due 11/01/2025                                                  11,800
                      2,100       Series B, 3.95% due 11/01/2027                                                   2,100
                        800       Series C, 3.95% due 11/01/2029                                                     800
                      3,810   Pennsylvania State Turnpike Commission, Oil Franchise Tax Revenue Refunding
                              Bonds, Sub-Series B, 4% due 12/01/1999 (a)                                           3,816
                        500   Philadelphia, Pennsylvania, Authority for IDR, Refunding (Institute for Cancer
                              Research), VRDN, Series A, 3.95% due 7/01/2013 (e)                                     500
                              Philadelphia, Pennsylvania, Authority for IDR, VRDN (e):
                      2,560       (David Michael & Co. Inc.), AMT, 4% due 10/01/2006                               2,560
                      7,200       (Fox Chase Cancer Center Project), 3.95% due 7/01/2025                           7,200
                     15,000   Philadelphia, Pennsylvania, GO, TRAN, Series A, 4.25% due 6/30/2000                 15,082
                     10,000   Philadelphia, Pennsylvania, Gas Works Revenue Bonds, CP, Series C, 3.20% due
                              2/18/2000                                                                           10,000
                      2,000   Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities Authority,
                              Hospital Revenue Bonds (Children's Hospital of Philadelphia Project), VRDN,
                              3.95% due 3/01/2027 (e)                                                              2,000




CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999 (CONCLUDED)                                             (IN THOUSANDS)
                     Face                                                                                         Value
State               Amount                                  Issue                                               (Note 1a)
Pennsylvania        $ 4,000   Philadelphia, Pennsylvania, School District, GO, TRAN, Series B, 4% due
(concluded)                   6/30/2000                                                                       $    4,016
                              Pittsburgh, Pennsylvania, Urban Redevelopment Authority, Mortgage Revenue
                              Refunding Bonds, AMT:
                      1,520       Series C, 3.20% due 12/01/1999                                                   1,520
                      2,000       Series E, 3.65% due 8/15/2000                                                    2,000
                              Schuylkill County, Pennsylvania, IDA, Resource Recovery Revenue Refunding
                              Bonds (Northeastern Power Company), VRDN (e):
                     38,200       AMT, Series B, 4.05% due 12/01/2022                                             38,200
                      2,750       Series A, 3.95% due 12/01/2022                                                   2,750
                      3,200   Scranton-Lackawanna, Pennsylvania, Health and Welfare Authority, Revenue
                              Refunding Bonds, Hospital Facilities (Mercy Health), VRDN, Series A, 3.75%
                              due 12/01/2021 (e)                                                                   3,200
                              Venango, Pennsylvania, IDA, Resource Recovery Revenue Bonds (Scrubgrass
                              Project), CP, AMT:
                      4,100       3.65% due 3/01/2000                                                              4,100
                      5,915       3.70% due 3/09/2000                                                              5,915
                              Venango, Pennsylvania, IDA, Resource Recovery Revenue Refunding Bonds
                              (Scrubgrass Project), CP, AMT:
                      5,000       Series A, 3.55% due 2/11/2000                                                    5,000
                      5,400       Series B, 3.55% due 1/27/2000                                                    5,400
                      4,200       Series B, 3.60% due 2/11/2000                                                    4,200
                      4,650       Series B, 3.65% due 3/01/2000                                                    4,650
                      2,500   Westmoreland County, Pennsylvania, IDA Revenue Bonds (Newcomer Products),
                              VRDN, AMT, 3.95% due 12/01/2006 (e)                                                  2,500
                              York, Pennsylvania, General Authority, Pooled Financing Revenue Bonds,
                              VRDN (e):
                      2,000       3.85% due 9/01/2026                                                              2,000
                      9,000       Sub Series 96-B, 3.80% due 9/01/2026 (a)                                         9,000

Puerto Rico--         2,000   Puerto Rico Commonwealth, Government Development Bank, CP, 3.40% due
2.8%                          2/11/2000                                                                            2,000
                      2,700   Puerto Rico Commonwealth, Government Development Bank, Revenue
                              Refunding Bonds, VRDN, 3.10% due 12/01/2015 (c)(e)                                   2,700
                      4,500   Puerto Rico Commonwealth, Highway and Transportation Authority,
                              Transportation Revenue Refunding Bonds, VRDN, Series A, 3.45% due
                              7/01/2028 (a)(e)                                                                     4,500
                      5,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, MSTR, VRDN,
                              Series SGA-44, 3.45% due 7/01/2023 (e)                                               5,000

                              Total Investments (Cost--$509,270*)--98.9%                                         509,270

                              Other AssetsLess Liabilities--1.1%                                                   5,725
                                                                                                              ----------
                              Net Assets--100.0%                                                              $  514,995
                                                                                                              ==========


(a)AMBAC Insured.
(b)FSA Insured.
(c)MBIA Insured.
(d)FGIC Insured.
(e)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1999.
  *Cost for Federal income tax purposes.

   See Notes to Financial Statements



CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1999
Assets:
Investments, at value (identified cost--$509,269,823) (Note 1a)                                          $   509,269,823
Cash                                                                                                             102,624
Receivables:
 Interest                                                                           $     3,010,219
 Securities sold                                                                              2,336            3,012,555
                                                                                    ---------------
Prepaid registration fees and other assets (Note 1d)                                                           2,855,389
                                                                                                         ---------------
Total assets                                                                                                 515,240,391
                                                                                                         ---------------
Liabilities:
Payables:
 Distributor (Note 2)                                                                       125,904
 Investment adviser (Note 2)                                                                 42,233              168,137
                                                                                    ---------------
Accrued expenses and other liabilities                                                                            77,287
                                                                                                         ---------------
Total liabilities                                                                                                245,424
                                                                                                         ---------------
Net Assets                                                                                               $   514,994,967
                                                                                                         ===============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized                                                                                               $    51,506,650
Paid-in capital in excess of par                                                                             463,559,525
Accumulated realized capital losses--net (Note 4)                                                                (71,208)
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 515,066,500 shares of
beneficial interest outstanding                                                                          $   514,994,967
                                                                                                         ===============

See Notes to Financial Statements.


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                 $     8,495,700

Expenses:
Investment advisory fees (Note 2)                                                   $     1,282,093
Distribution fees (Note 2)                                                                  318,055
Transfer agent fees (Note 2)                                                                 45,558
Accounting services (Note 2)                                                                 38,531
Professional fees                                                                            26,105
Custodian fees                                                                               20,003
Registration fees (Note 1d)                                                                  13,666
Printing and shareholder reports                                                             12,350
Pricing fees                                                                                  5,703
Trustees' fees and expenses                                                                   1,558
Other                                                                                         2,463
                                                                                    ---------------
Total expenses                                                                                                 1,766,085
                                                                                                         ---------------
Investment income--net                                                                                         6,729,615
Realized Loss on Investments--Net (Note 1c)                                                                      (16,884)
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                     $     6,712,731
                                                                                                         ===============

See Notes to Financial Statements.


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                      For the Six           For the
                                                                                      Months Ended         Year Ended
                                                                                     September 30,          March 31,
                                                                                          1999                 1999
Increase (Decrease) in Net Assets:
Operations:
Investment income--net                                                              $     6,729,615      $    13,179,157
Realized loss on investments--net                                                           (16,884)              (7,926)
                                                                                    ---------------      ---------------
Net increase in net assets resulting from operations                                      6,712,731           13,171,231
                                                                                    ---------------      ---------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                   (6,729,615)         (13,179,157)
                                                                                    ---------------      ---------------
Net decrease in net assets resulting from dividends to shareholders                      (6,729,615)         (13,179,157)
                                                                                    ---------------      ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                      1,105,231,179        1,748,380,956
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e)                                                                       6,729,645           13,179,254
                                                                                    ---------------      ---------------
                                                                                      1,111,960,824        1,761,560,210
Cost of shares redeemed                                                              (1,125,789,353)      (1,675,724,067)
                                                                                    ---------------      ---------------
Net increase (decrease) in net assets derived from beneficial interest
transactions                                                                            (13,828,529)          85,836,143
                                                                                    ---------------      ---------------
Net Assets:
Total increase (decrease) in net assets                                                 (13,845,413)          85,828,217
Beginning of period                                                                     528,840,380          443,012,163
                                                                                    ---------------      ---------------
End of period                                                                       $   514,994,967      $   528,840,380
                                                                                    ===============      ===============


See Notes to Financial Statements.


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived For the Six
from information provided in the financial statements.    Months Ended
                                                         September 30,         For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                      1999        1999          1998        1997         1996
Per Share Operating Performance:
Net asset value, beginning of period                     $     1.00  $     1.00    $     1.00   $     1.00    $     1.00
                                                         ----------  ----------    ----------   ----------    ----------
Investment income--net                                          .01         .03           .03          .03           .03
Realized loss on investments--net                                --++        --++          --++         --++          --++
                                                         ----------  ----------    ----------   ----------    ----------
Total from investment operations                                .01         .03           .03          .03           .03
                                                         ----------  ----------    ----------   ----------    ----------
Less dividends from investment income--net                     (.01)       (.03)         (.03)        (.03)         (.03)
                                                         ----------  ----------    ----------   ----------    ----------
Net asset value, end of period                           $     1.00  $     1.00    $     1.00   $     1.00    $     1.00
                                                         ==========  ==========    ==========   ==========    ==========
Total Investment Return                                       2.62%*      2.77%         3.08%        2.92%         3.19%
                                                         ==========  ==========    ==========   ==========    ==========
Ratios to Average Net Assets:
Expenses                                                       .69%*       .70%          .70%         .71%          .72%
                                                         ==========  ==========    ==========   ==========    ==========
Investment income--net                                        2.61%*      2.71%         3.03%        2.86%         3.13%
                                                         ==========  ==========    ==========   ==========    ==========
Supplemental Data:
Net assets, end of period (in thousands)                 $  514,995  $  528,840   $   443,012   $  428,896    $  416,729
                                                         ==========  ==========    ==========   ==========    ==========


 *Annualized.
++Amount is less than $.01 per share.

  See Notes to Financial Statements.



CMA PENNSYLVANIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
CMA Pennsylvania Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares, redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1999, the Fund had a net capital loss carryforward of approximately $50,000, of which $13,000 expires in 2002, $11,000 expires in 2003, $22,000 expires in 2006 and $4,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and
Treasurer
William E. Zitelli--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].